SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  July 24, 2003

                  Commission File Number:  001-05707

                 GENERAL EMPLOYMENT ENTERPRISES, INC.
         (Exact name of registrant as specified in its charter)

           Illinois                                   36-6097429
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                   Identification Number)

   One Tower Lane, Suite 2100, Oakbrook Terrace, Illinois      60181
       (Address of principal executive offices)              (Zip Code)

                            (630) 954-0400
           (Registrant's telephone number, including area code)





Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits
The following exhibit is filed as part of this report:

No.     Description of Exhibit

99.01 Press release issued by General Employment Enterprises, Inc., dated July 24, 2003.


Item 9.  Regulation FD Disclosure

The following information is being provided pursuant to Item
12, "Results of Operations and Financial Condition."

On July 24, 2003, General Employment Enterprises, Inc.
issued a press release containing information regarding its results of operations and financial condition for the quarterly period ended June 30, 2003. A copy of the press release is furnished as an exhibit to this Form 8-K Current
Report.

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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   GENERAL EMPLOYMENT ENTERPRISES, INC.
                                              (Registrant)

Date:  July 25, 2003               By: /s/ Kent M. Yauch
                                   Kent M. Yauch
                                   Vice President, Chief Financial
                                   Officer and Treasurer

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